UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2026

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on December 18, 2025, Perpetua Resources Idaho, Inc. (“PRII”), a wholly owned subsidiary of Perpetua Resources Corp. (the “Company”), entered into an engineering, procurement, and construction management services agreement (the “Agreement”) with Hatch Ltd. (“Hatch”) for certain design, engineering, procurement, construction management, testing, studies, and related services for the Company’s Stibnite Gold Project (the “Project”). Unless defined herein, capitalized terms have the same meanings as in the Agreement.

On February 28, 2026, PRII and Hatch entered into an amendment to the Agreement (the “Amendment”) to (i) formally add the design and installation of the pressure-oxidation and oxygen system (the “POX/O2 System”) for the Project to Hatch’s defined scope of services (the “Scope”) under the Agreement as previously disclosed; (ii) update the Contract Price and Control Budget; (iii) finalize the process guarantee; and (iv) make certain ministerial amendments to the intellectual property and confidentiality provisions in support of potential project finance lenders. PRII previously selected Hatch as the chosen contractor for the POX/O2 System and had authorized Hatch to begin preliminary design work pursuant to two different limited notices to proceed executed in 2025.

As previously disclosed, the Agreement provides for Hatch to be compensated on a cost of services-plus basis, with hourly labor rates for personnel, certain direct costs and reimbursable expenses, and a performance-based incentive pool (collectively, the “Contract Price”) for the work under the Agreement. As part of the transition and baseline planning activities, PRII and Hatch prepared a control budget to serve as the basis for cost monitoring, forecasting, and reporting in connection with the Services to be performed under the Agreement (the “Control Budget”). The Amendment provides for a total Control Budget of $204.3 million, with $42.0 million of that allocated to the POX/O2 System. The Contract Price and Control Budget do not constitute a guaranteed maximum price, target price, or commitment to complete the Project for any specific amount, and are subject to change as detailed engineering, procurement and construction progress. The Agreement includes standard provisions allowing for equitable adjustments to the Contract Price, including in connection with mutually agreed upon modifications to the Control Budget, work schedule and scope of services, certain tax events, and force majeure events.

The Amendment also provides for a process guarantee, also referred to as the “Performance Guarantee” with respect to the Services (the “Process Guarantee”). The Process Guarantee specifies certain preconditions, testing protocols, and final acceptance protocols relating to the construction of the Project and installation of related Equipment. The Process Guarantee specifies liquidated damages payable by Hatch or bonus amounts payable by PRII, that may apply based on how various acceptance test results compare to the “Performance Guarantee Parameters,” such bonus or liquidated damages payable would not result in a material adjustment to the Contract Price. As a condition of “Final Acceptance Certificates” of the Services under the Agreement, Hatch is required to remedy and rectify all “Defects” or “Defective Services” and satisfy a variety of “Performance Guarantee Parameters” relating to the design assumptions and operations of the Project and its related “Equipment.” If there is a variance or change to PRII’s operational profile that affects the Performance Guarantee values, the Performance Guarantee and any related protocols shall be amended by mutual agreement of PRII and Hatch, acting in good faith, to address such variance.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed (with certain portions redacted in accordance with Item 601(b)(1)(iv) of Regulation S-K) as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Cautionary Statement

Statements contained in this Current Report on Form 8-K that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, the timing and ultimate determination of the Scope and Contract Price; and the anticipated amount of the Control Budget and amount allocated to the POX/O2 System. Forward-Looking Information are based on certain material assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. For further information on these and other risks and uncertainties see the Company's filings with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedarplus.ca. Except as required by law, the Company does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this Current Report to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
10.1*#	Amendment No. 1 to Engineering, Procurement, and Construction Management Services Agreement, made and executed as of February 28, 2026, by and between Perpetua Resources Idaho, Inc. and Hatch Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

#	Schedules have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: March 5, 2026	By:	/s/ Mark Murchison
Mark Murchison
Chief Financial Officer